UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: June 30, 2007 (Date of earliest event reported)

CINCINNATI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	0-4604	31-0746871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 S. Gilmore Road, Fairfield, Ohio		45014-5141
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 870-2000

N/A (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

On June 29, 2007, Cincinnati Financial Corporation renewed its unsecured line of credit with PNC Bank, N.A. effective June 30, 2007 for a one-year term to expire on June 30, 2008. Effective June 30, 2007, the line of credit was reduced to $50 million from $75 million. CFC Investment Company, a subsidiary of Cincinnati Financial Corporation, also is a borrower under this line of credit. There currently is $49 million outstanding on that line at a rate of LIBOR plus 30 basis points. The company’s unsecured $50 million line of credit from Fifth Third Bancorp was not renewed in May 2007.

On July 2, 2007, Cincinnati Financial Corporation entered into an unsecured revolving credit facility administered by The Huntington National Bank. The $150 million revolving line of credit is to be used for general corporate purposes and matures on July 2, 2012. The agreement includes a swing line sub-facility for same day borrowing in the amount of $35 million. The credit agreement provides alternative interest charges based on the type of borrowing and borrower’s debt rating. The interest rate charged for an advancement is adjusted LIBOR plus the applicable margin. Based on Cincinnati Financial Corporation’s current debt ratings, interest for Eurodollar rate advances is adjusted LIBOR plus 29 basis points, and for floating rate advances is adjusted LIBOR. Utilization and commitment fees based on Cincinnati Financial Corporation’s current debt rating are 5 basis points and 7 basis points, respectively.  CFC Investment Company, a subsidiary of Cincinnati Financial Corporation, is a co-borrower under the agreement.

This is our “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995. Our business is subject to certain risks and uncertainties that may cause actual results to differ materially from those suggested by the forward-looking statements in this report. Some of those risks and uncertainties are discussed in our 2006 Annual Report on Form 10-K, Item 1A, Risk Factors, Page 20. Although we often review or update our forward-looking statements when events warrant, we caution our readers that we undertake no obligation to do so.

Factors that could cause or contribute to such differences include, but are not limited to:

•

Unusually high levels of catastrophe losses due to risk concentrations, changes in weather patterns, environmental events, terrorism incidents or other causes

•

Increased frequency and/or severity of claims

•

Inaccurate estimates or assumptions used for critical accounting estimates

•

Events or actions, including unauthorized intentional circumvention of controls, that reduce the company’s future ability to maintain effective internal control over financial reporting under the Sarbanes-Oxley Act of 2002

•

Events or conditions that could weaken or harm the company’s relationships with its independent agencies and hamper opportunities to add new agencies, resulting in limitations on the company’s opportunities for growth, such as:

○

Downgrade of the company’s financial strength ratings,

○

Concerns that doing business with the company is too difficult

○

Perceptions that the company’s level of service, particularly claims service, is no longer a distinguishing characteristic in the marketplace or

•

Delays or inadequacies in the development, implementation, performance and benefits of technology projects and enhancements

•

Ability to obtain adequate reinsurance on acceptable terms, amount of reinsurance purchased, financial strength of reinsurers and the potential for non-payment or delay in payment by reinsurers

•

Increased competition that could result in a significant reduction in the company’s premium growth rate

•

Underwriting and pricing methods adopted by competitors that could allow them to identify and flexibly price risks, which could decrease our competitive advantages

•

Actions of insurance departments, state attorneys general or other regulatory agencies that:

○

Restrict our ability to exit or reduce writings of unprofitable coverages or lines of business

○

Place the insurance industry under greater regulatory scrutiny or result in new statutes, rules and regulations

○

Increase our expenses

○

Add assessments for guaranty funds, other insurance related assessments or mandatory reinsurance arrangements; or that impair our ability to recover such assessments through future surcharges or other rate changes

○

Limit our ability to set fair, adequate and reasonable rates

○

Place us at a disadvantage in the marketplace or

○

Restrict our ability to execute our business model, including the way we compensate agents

•

Sustained decline in overall stock market values negatively affecting the company’s equity portfolio and book value; in particular a sustained decline in the market value of Fifth Third Bancorp (NASDAQ:FITB) shares, a significant equity holding

•

Recession or other economic conditions or regulatory, accounting or tax changes resulting in lower demand for insurance products

•

Events that lead to a significant decline in the value of a particular security and impairment of the asset

•

Prolonged low interest rate environment or other factors that limit the company’s ability to generate growth in investment income or interest-rate fluctuations that result in declining values of fixed-maturity investments

•

Adverse outcomes from litigation or administrative proceedings

•

Investment activities or market value fluctuations that trigger restrictions applicable to the parent company under the Investment Company Act of 1940

•

Events, such as an epidemic, natural catastrophe or construction delays, that could hamper our ability to assemble our workforce at our headquarters location

Further, the company’s insurance businesses are subject to the effects of changing social, economic and regulatory environments. Public and regulatory initiatives have included efforts to adversely influence and restrict premium rates, restrict the ability to cancel policies, impose underwriting standards and expand overall regulation. The company also is subject to public and regulatory initiatives that can affect the market value for its common stock, such as recent measures affecting corporate financial reporting and governance. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 10.01 - Credit Agreement dated as of July 2, 2007, among Cincinnati Financial Corporation and CFC Investment Company, the Lenders from time to time a party hereto, Huntington National Bank as Administrative Agent, and LaSalle Bank National Association as Documentation Agent.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI FINANCIAL CORPORATION

Date: July 5, 2007	/S/ Kenneth W. Stecher
Kenneth W. Stecher
Chief Financial Officer, Executive Vice President, Secretary and Treasurer
(Principal Accounting Officer)